Exhibit 10.1

AMENDMENT TO SENIOR SECURED CONVERTIBLE NOTE DUE 2028 AND SECURITY AGREEMENT, dated as of April 23, 2026 (this “Amendment”), is made and entered into by and among Surf Air Mobility Inc., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages hereto (together with the Company, the “Grantors”), High Trail Special Situations LLC, a Delaware limited liability company, in its capacity as collateral agent for the benefit of the Holders (together with its successors and assigns in such capacity, the “Secured Party”) and each of the entities signing in its capacity as a “Holder” on the signature pages hereto (the “Noteholders”).

RECITALS:

WHEREAS, reference is made to (x) that certain Senior Secured Convertible Note due 2028 dated November 12, 2025 (the “Convertible Note”) made by the Company and (y) that certain Security Agreement dated as of November 12, 2025 (this “Security Agreement”), among the Company, the Grantors and the Secured Party;

WHEREAS, the Company has requested certain amendments to the Convertible Note and the Security Agreement, and the parties hereto have agreed to the requested amendments on the terms and conditions set forth herein; and

WHEREAS, the undersigned Noteholders, constituting the Required Holders under the Convertible Note, approve this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Convertible Note or Security Agreement, as applicable.

2. Amendments to Convertible Note. Effective as of the Effective Date (as defined below):

(a) clause (H) of the definition of “Permitted Indebtedness” in the Convertible Note shall hereby be amended and restated in its entirety as follows:

Indebtedness of any Subsidiary outstanding at any time secured only by Liens on Aircraft (as such term is defined in the Security Agreement) and any insurance proceeds and required cash deposits in respect thereof; provided that (x) such Indebtedness does not exceed the lesser of (i) the fair market value of the applicable aircraft at the time of incurrence and (ii) the initial cost of the applicable aircraft, (y) such Indebtedness is not incurred by the Company or any Subsidiary (other than Southern Airways Pacific, LLC or Southern Airways Express, LLC), and (z) such Indebtedness is non-recourse to the Company or any Subsidiary of the Company (other than Southern Airways Pacific, LLC or Southern Airways Express, LLC);

(b) clause (M) of the definition of “Permitted Liens” in the Convertible Note shall hereby be amended and restated in its entirety as follows:

Liens on Aircraft (as such term is defined in the Security Agreement) and any insurance proceeds and required cash deposits in respect thereof, in each case,

securing Indebtedness permitted under clause (H) of the definition of Permitted Indebtedness;

3. Amendment to Security Agreement. Effective as of the Effective Date (as defined below):

(a) clause (F) of the last paragraph of Section 3(a) of the Security Agreement shall hereby be amended and restated in its entirety as follows:

any Aircraft and insurance proceeds in respect thereof that do not exceed the amount of claims with respect such proceeds;

4. Representations. As of the date hereof and as of the Effective Date, the Company and each of the Grantors hereby represents and warrants that:

(a) (i) it has all requisite corporate or limited liability company power and authority to enter into and perform its obligations under this Amendment, and the Convertible Note and Security Agreement each as amended hereby, and (ii) this Amendment has been duly authorized, executed and delivered by it;

(b) this Amendment, and the Convertible Note and the Security Agreement, each as amended hereby, constitute legal, valid and binding obligations of such entity, enforceable against it in accordance with their respective terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(c) Neither the Company, any other Grantor nor any of their respective representatives have provided High Trail Special Situations LLC (“HTSS”) with any material nonpublic information regarding the Company or any other Grantor or their respective securities in connection with the discussions or transactions contemplated by this Amendment. The Company and each Grantor further represent that HTSS is not subject to any obligations of confidentiality or similar obligations to the Company or any other Grantor that would restrict HTSS from trading in the Company’s or any Grantor’s securities. The Company and each Grantor understand and agree that HTSS may rely on the foregoing representations in effecting transactions in securities of the Company and each Grantor subject to applicable securities laws.

5. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Secured Party shall have received counterparts of this Amendment executed by the Company, the Grantors and the Required Holders;

(b) the representations set forth in Section 4 above shall be true and correct in all material respects; and

(c) receipt by the Secured Party and each Noteholder of reimbursement or payment of the Secured Party’s or such Noteholder’s, as applicable, reasonable and documented legal fees and expenses incurred in connection with the preparation and negotiation of this Amendment and the transactions contemplated hereby.

6. No Other Changes. Except as modified hereby, all of the terms and provisions of the Note, the Security Agreement and the other Transaction Documents shall remain in full force and effect. Nothing herein shall be deemed to entitle any party hereto to a consent to, or a waiver, amendment, modification or

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other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Note, the Security Agreement or any other Transaction Document in similar or different circumstances.

7. Counterparts; Delivery. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile transmission or other electronic transmission (e.g., a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart hereof. For purposes hereof, the words “execution,” “execute,” “executed,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formulations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transaction Act.

8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first written above.

COMPANY:

SURF AIR MOBILITY, INC.
By:
Name: Deanna White
Title: Chief Executive Officer

Notice Address:

Surf Air Mobility Inc.

5080 Spectrum Drive, Suite 200

Addison, TX 75001
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

GRANTORS:

SOUTHERN AIRWAYS CORPORATION

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

Southern Airways Corporation

5080 Spectrum Drive, Suite 200

Addison, TX 75001
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

SOUTHERN AIRWAYS EXPRESS, LLC

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

Southern Airways Express, LLC

5080 Spectrum Drive, Suite 200

Addison, TX 75001
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

SOUTHERN AIRWAYS PACIFIC, LLC

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

Southern Airways Pacific, LLC

5080 Spectrum Drive, Suite 200

Addison, TX 75001
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

SOUTHERN AIRWAYS AUTOS, LLC

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

Southern Airways Autos, LLC

5080 Spectrum Drive, Suite 200

Addison, TX 75001
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

MULTI-AERO, INC.

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

Multi-Aero, Inc.

5080 Spectrum Drive, Suite 200

Addison, TX 75001
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

N107KA, INC.

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

N107KA, Inc.

5080 Spectrum Drive, Suite 200

Addison, TX 75001
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

N208EE, INC.

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

N208EE, Inc.

5080 Spectrum Drive, Suite 200

Addison, TX 75001
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

N803F, INC.

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

N803F, Inc.

5080 Spectrum Drive, Suite 200

Addison, TX 75001
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

SURFAIR HOLDINGS US, INC.

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

SURFAIR Holdings US, Inc.

12111 Crenshaw Blvd.,

Hawthorne, CA 90250
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

SURF AIR SUB 1, INC.

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

Surf Air Sub 1, Inc.

12111 Crenshaw Blvd.,

Hawthorne, CA 90250
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

SURF ON DEMAND INC.

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

Surf On Demand Inc.

12111 Crenshaw Blvd.,

Hawthorne, CA 90250
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

PAYMENTS OS INC.

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

Payments OS Inc.

12111 Crenshaw Blvd.,

Hawthorne, CA 90250
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

SURF AIR TECHNOLOGIES INC.

By: ______________________________

Name: Deanna White

Title: Chief Executive Officer

Notice Address:

Surf Air Technologies Inc.

12111 Crenshaw Blvd.,

Hawthorne, CA 90250
Attention: Deanna White, Chief Executive Officer

Email address: deanna.white@surfair.com

SURF AIR GLOBAL LIMITED

By: ______________________________

Name: Oliver Reeves

Title: Chief Financial Officer

Notice Address:

Surf Air Global Limited

12111 Crenshaw Blvd.,

Hawthorne, CA 90250
Attention: Oliver Reeves, Chief Financial Officer

Email address: oliver.reeves@surfair.com

SECURED PARTY:

High Trail Special Situations LLC
By:
Name:
Title:

By:
Name:
Title:

HOLDERS:

High Trail Special Situations LLC
By:
Name:
Title:

By:
Name:
Title: